Going Concern	6 Months Ended
Jun. 30, 2022
Going Concern [Abstract]
Going Concern
3.	Going Concern:

At June 30, 2022, the Company had a working capital deficit of $18,389 and cash and cash equivalents, including restricted cash, of $18,267 and for the six months ended June 30, 2022 realized a net income of $8,605 and generated cash flow from operations of $13,947.

In the Company’s opinion, the Company will be able to finance its working capital deficit in the next 12 months with cash on hand and operational cash flow and hence the Company believes it has the ability to continue as a going concern and finance its obligations as they come due via cash from operations over the next twelve months following the date of the issuance of these financial statements. Consequently, the unaudited interim condensed consolidated financial statements have been prepared on a going concern basis, which contemplates the realization of assets and satisfaction of liabilities in the normal course of business.